Exhibit 99.23(p)(ii)
(LOGO) FIRST INVESTORS














                                 Code of Ethics












Revised August 17, 2000

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                        PAGE NO.

SECTION I   STATEMENT OF PRINCIPLES........................................... 1

SECTION II  GENERAL POLICIES.................................................. 1
            A.  Fraud and Manipulation........................................ 1
            B.  Investment Opportunities...................................... 2
            C.  Personal Benefits............................................. 2
            D.  Gifts......................................................... 2
            E.  Service as a Director of a Public Company..................... 2

SECTION III POLICIES REGARDING PERSONAL SECURITIES
            TRANSACTIONS...................................................... 2

            A.  Types of Transactions Covered
            B.  Preclearance Requirements..................................... 3
                1.  General Rules............................................. 3
                2.  Special Rules for Limited Offerings
                    and Initial Public Offerings.............................. 4
            C.  Black-out periods on Personal Securities Transactions......... 5
                1.  General Rules............................................. 5
                2.  Special Rules for Portfolio Managers...................... 5
            D.  Disgorgement of Short-Term Trading Profits.................... 5
            E.  Exemptions from Preclearance and other Restrictions........... 5

SECTION IV  REPORTING REQUIREMENTS............................................ 7
            A.  Securities Accounts........................................... 7
            B.  Initial Holdings Reports...................................... 7
            C.  Quarterly Reports............................................. 8
            D.  Annual Reports................................................ 8
            E.  Exemptions from Reporting..................................... 9

SECTION V   RESPONSIBILITIES OF DISINTERESTED DIRECTORS.......................10

SECTION VI  RESPONSIBILITIES OF THE INVESTMENT COMPLIANCE
            MANAGER...........................................................10

SECTION VII VIOLATIONS AND REMEDIES...........................................11

--------------------------------------------------------------------------------

                                                                        PAGE NO.
                                                                        --------
ADOPTING ENTITIES.............................................................12

APPENDIX A  DEFINITIONS.......................................................13
            A.  Access Person.................................................13
            B.  Advisory Person...............................................13
            C.  Beneficial Ownership..........................................13
            D.  Covered Security..............................................14
            E.  Disinterested Director........................................14
            F.  First Investors...............................................14
            G.  Funds.........................................................14
            H.  Immediate Family Member.......................................14
            I.  Initial Public Offering.......................................14
            J.  Investment Compliance Manager.................................14
            K.  Investment Personnel..........................................15
            L.  Personal Securities Transaction...............................15
            M.  Purchase, Sell or Sale........................................15
            N.  Limited Offering..............................................15
            O.  Related Security..............................................15
            P.  Securities Account............................................15

APPENDIX B  PRECLEARANCE REQUEST FORM.........................................16

APPENDIX C  REQUEST TO OPEN SECURITIES ACCOUNT................................17

APPENDIX D  INITIAL HOLDINGS REPORT...........................................18

APPENDIX E  QUARTERLY TRANSACTIONS REPORT.....................................19

APPENDIX F  ANNUAL REPORT AND CERTIFICATION...................................21

                                 FIRST INVESTORS
                                 CODE OF ETHICS

I.       STATEMENT OF PRINCIPLES

         In accordance with the requirements of Section 17(j) of the Investment Company Act of 1940 and Rule 17j-1 thereunder, the First Investors family of mutual funds ("Funds"), their investment advisers, and their principal underwriters have adopted this Code of Ethics ("Code") to protect the Funds from actual and potential conflicts of interest which may arise from the Personal Securities Transactions and other conduct of access persons ("Access Persons"). If you are an Access Person, you will be notified of your status as such by the Investment Compliance Manager.

         All Access Persons are expected to not only comply with this Code but also to follow the highest ethical standards in all business and personal dealings which could in any way affect the Funds. The guiding principles for all Access Persons are to place the interests of the Funds first at all times, to avoid placing themselves in any position in which there is any actual or apparent conflict of interest with the interests of the Funds, and to refrain from taking any inappropriate advantage of their positions of trust and responsibility.

         The policies and procedures set forth herein are in addition to any policies and procedures which may apply to any Access Person by operation of law or contract, such as the First Investors Insider Trading Policies and Procedures. Because the Disinterested Directors of the Funds are exempt from many of the policies and procedures of this Code, their responsibilities are set forth separately in Section V of this Code. Employees of non-affiliated subadvisers are subject to the codes of ethics of their own employers.

         The definitions of capitalized terms used in this Code are set forth in Appendix A.

II.      GENERAL POLICIES

A.       Fraud  and Manipulation
         -----------------------

         No Access Person, shall, in connection with the Purchase or Sale, directly or indirectly, of a Covered Security held or to be acquired by any of the Funds or Private Accounts managed by First Investors:

         1. Employ any device, scheme or artifice to defraud any such Fund or Private Account;

         2. Make to any Fund or Private Account any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

         3. Engage in any act, practice or course of business which operates or would operate as fraud or deceit upon any Fund or Private Account; or,

         4. Engage in any manipulative practice with respect to any Fund or Private Account.

B.       Investment Opportunities
         ------------------------

         No Access Person shall take personal advantage of any investment opportunity that properly belongs to any of the Funds or Private Accounts.

C.       Personal Benefits
         -----------------

         No Access Person shall:

         1. Cause or attempt to cause any of the Funds or Private Accounts to Purchase, Sell or hold any Covered Security in a manner calculated to create any personal benefit to the Access Person;

         2. Accept any option, warrant, right, or other Covered Security from any issuer, person affiliated or associated with any issuer, underwriter, broker, or dealer which has offered or sold any Covered Security or Related Security to any of the Funds or Private Accounts, unless the Access Person has obtained preclearance from the Investment Compliance Manager after full disclosure on the Preclearance Request form of all material facts, including the nature of the Covered Security, the relationship of the party granting the Covered Security to the Funds or Private Accounts, and any potential conflicts of interest; or

         3. Use his or her knowledge of or ability to influence or control the portfolio transactions of a Fund or Private Account for his or her personal benefit or the personal benefit of his or her friends or relatives.

D.       Gifts
         -----

         No Access Person shall accept any gift or other thing of more than de minimis value from any person or entity that does business with any Fund or Private Account. This policy is not intended to prohibit an Access Person from accepting occasional meals, tickets to sporting events or the theater, or comparable entertainment as long as they are not so frequent or extensive as to raise the appearance of impropriety.

E.       Service as a Director of a Public Company
         -----------------------------------------

         No Access Person shall serve on the board of directors of any publicly traded company, absent prior authorization of the Investment Compliance Manager, based upon a determination that the board service would be consistent with the interests of the Funds and Private Accounts. In the rare case in which board service is authorized, any Access Person serving as a director must be prevented from participating in any investment decisions regarding the securities of the company for which he or she serves as a director, through "Chinese Wall" or other procedures.

III.     POLICIES REGARDING PERSONAL SECURITIES TRANSACTIONS
         ---------------------------------------------------

         Access persons are required to comply with the following policies regarding Personal Securities Transactions.

A.       Types of Transactions Covered
         -----------------------------

         A "Personal Securities Transaction" is any Purchase, Sale, or other acquisition or disposition of a security of which the Access Person is a Beneficial Owner. The basic test for whether an Access Person is a Beneficial Owner of a security is whether he or she, directly or indirectly, has the opportunity to profit or share in the profits from a transaction in a security. An Access Person is presumed to be the Beneficial Owner of securities held by Immediate Family Members who share the same household with the Access Person, since he or she may directly or indirectly benefit from transactions in such securities. Without attempting to define all possible forms of beneficial ownership, an Access Person would be the Beneficial Owner of securities owned by: (i) the Access Person individually or jointly; (ii) the Access Person's spouse, children, or other Immediate Family Members who live in the same household with the Access Person; (iii) a trust of which the Access Person is a beneficiary; and (iv) a partnership of which the Access Person is a general partner.

B.       Preclearance Requirements
         -------------------------

         1.  General Rules

         Every Access Person is required to obtain preclearance from the Investment Compliance Manager prior to engaging in any Personal Securities
Transaction involving any Covered Security unless such Personal Securities Transaction is exempt from preclearance under this Code. It should be emphasized that, unless a Personal Securities Transaction is exempt from preclearance under this Code, it must be precleared by the Investment Compliance Manager even if no Fund or Private Account would normally purchase the Covered Security at issue. For purposes of the preclearance requirement, any amendment of an order to Purchase or Sell any Covered Security (e.g., any change of price, time, or amount) is considered a new transaction. Furthermore, any change of the terms of a stop, limit or stop limit order is considered a new transaction which must be precleared.

         Preclearance may be requested by completing the Preclearance Request form which is attached hereto as Appendix B and submitting it to the Investment Compliance Manager. The Preclearance Request form requires the Access Person to certify, among other things, that the transactions are not subject to any restrictions in this Code. The form also has a comment section which should be used to disclose any potential conflicts of interest. If a Covered Security is to be acquired in a Limited Offering or Initial Public Offering, the Access Person must also indicate this fact on the form. As discussed below, special rules apply to Limited Offerings and Initial Public Offerings.

         The Investment Compliance Manager shall grant preclearance only if the transaction or transactions requested would not violate any restriction in the Code and would not otherwise conflict with the interests of the Funds or Private

Accounts. In making this determination, the Investment Compliance Manager will consult with Investment Personnel who participate in making investment decisions for any Funds or Private Accounts that would normally invest in the types of securities listed on the Preclearance Request form.

         No order shall be placed by the Access Person until the Investment Compliance Manager (or the General Counsel in his or her absence) signifies his or her approval by signing the Preclearance Request form. Personal securities transactions by the Investment Compliance Manager must be approved by the General Counsel (or his designee).

         Once clearance has been granted for a Personal Securities Transaction for a publicly traded security, it will be in effect for one (1) trading day only. This "one trading day" policy is interpreted as follows:

         o If clearance is granted at a time when the principal market in which the security trades is open, clearance is effective for the remainder of that trading day until the opening of that market on the following day.

         o If clearance is granted at a time when the principal market in which the security trades is closed, clearance is effective for the next trading day until the opening of that market on the following day.

         The one trading day policy applies to limit orders as well as market orders. The Investment Compliance Manager shall, however, have the authority to extend the clearance period for Personal Securities Transactions, such as purchases in connection with Limited Offerings and sales into tender offers, which cannot be consummated within one trading day. In such circumstances, the period of the clearance will be stated on the form in the comment section.

         2.  Special Rules for Limited Offerings and Initial Public Offerings

         If a Covered Security is to be acquired by an Access Person in a Limited Offering (which includes a Private Placement), before granting clearance, the Investment Compliance Manager shall make a detailed inquiry to determine whether there is any actual or potential conflict of interest between the interests of the Access Person and those of any Fund or Private Account. This inquiry shall include, but not be limited to, why the Covered Security is being offered to the Access Person, whether any Fund or Private Account has invested in any Covered Security that is in any way related to the issuer, underwriter, or dealer which is offering the Covered Security to the Access Person, and whether the Covered Security represents an investment opportunity that properly belongs to any Fund or Private Account.

         If a Covered Security is to be acquired by an Access Person in an Initial Public Offering, before granting clearance, the Investment Compliance Manager shall make a detailed inquiry to ensure that the Access Person is not being given the opportunity to participate in the offering for an improper reason, that the offering does not represent an investment opportunity for any Fund or Private Account, and that there is no other actual or apparent conflict of interest. In general, approval will be granted only if it is clear that the Access Person has not been offered the opportunity to invest because of his or her position with First Investors. For example, clearance would normally be granted if the Access person is exercising rights issued pro rata to all shareholders of a corporation, all policy holders of an insurance company or all depositors of a bank.

         If an Access Person is cleared to buy a Covered Security in a Limited Offering, the Access Person must notify the Investment Compliance Manager before participating in any subsequent consideration by any Fund or Private Account of an investment in the same issuer. Thus, for example, an Access Person who has acquired warrants from an issuer in a Private Placement would be required to notify the Investment Compliance Manager before he or she plays any role in a Fund's subsequent consideration of an investment in any Covered Securities issued by the same issuer of the warrants or any Related Securities. Moreover, any decision to purchase securities of the issuer must be subject to an independent review by Investment Personnel with no interest in the issuer.

C.       Black-Out Periods on Personal Securities Transactions
         -----------------------------------------------------

         1. GENERAL RULES. No Access Person shall Purchase or Sell, directly or indirectly, any Covered Security on any day which:

             o any Fund or Private Account has a pending buy or sell order for the same Covered Security;

             o any Fund or Private Account is involved in a program of buying or selling the same Covered Security, which has not yet concluded, even if no buy or sell order is pending; or

             o any Fund or Private Account is actively considering placing a buy or sell order for the same Covered Security, even if no buy or sell order is pending.

         2. SPECIAL RULES FOR PORTFOLIO MANAGERS. No Portfolio Manager may engage in a Personal Securities Transaction involving any Covered Security for 7 days prior to, and 7 days following, a transaction in the same Covered Security by a Fund or Private Account managed by that Portfolio Manager. The term "Portfolio Manager" includes all persons who are designated as portfolio managers in prospectuses, assigned members of investment teams for Funds or Accounts that are team-managed, and such other persons who may be otherwise designated as Portfolio Managers based upon their participation in making investment decisions.

D.       Disgorgement of  Short-Term Trading Profits
         -------------------------------------------

         No Access Person shall retain profits from short-term trading in Covered Securities. For purposes of this Code, "short-term" trading is defined as the Purchase and Sale of the same Covered Security or a Related Security within sixty (60) calendar days. The most recent transaction in a Covered Security or Related Security will determine the holding period. The Purchase or Sale of an option on a Covered Security shall be considered a Purchase or Sale of not only the option but also the underlying Covered Security. For example, the Purchase of a call option on a Covered Security shall be considered a Purchase not only of the option but also the underlying Covered Security. Short-term trading profits must be disgorged to First Investors.

E.       Exemptions from Preclearance and other Restrictions
         ---------------------------------------------------

         The  following   transactions   are   automatically   exempt  from  the
preclearance and other restrictions on Personal Securities Transactions set forth above:

          1. Purchases or Sales of shares of mutual funds, securities issued by the Government of the United States, bankers' acceptances, bank certificates of deposit, and commercial paper (since they are excluded from the definition of a Covered Security in this Code).

          2. Purchases or Sales of Covered Securities in any account over which an Access Person has no direct or indirect influence or control (an Access Person is presumed to have direct or indirect influence or control over the accounts of a spouse, a minor child or any other Immediate Family Member living in the same household with the Access Person);

          3. Purchases or Sales of Covered Securities which are non-volitional on the part of the Access Person;

          4. Purchases and Sales of Covered Securities in a discretionary trading account if the Access Person is not consulted at all prior to the execution of transactions by the person having discretion, and the transactions are reported to the Investment Compliance Manager as required by this Code;

          5. Purchases of Covered Securities which are part of an automatic dividend reinvestment plan;

          6. Purchases or Sales of options on broad-based indices;

          7. Purchases and Sales of shares of stock issued by First Investors Consolidated Corporation and its affiliates; and

          8. Purchases and Sales by any Fund or Private Account.

         The Investment Compliance Manager can grant other exemptions from the trading restrictions set forth above upon determining that the transactions at issue would not result in a conflict of interest or violate any policy embodied in this Code. Factors to be considered may include: the size and holding period of the Access Person's position in the Covered Security, the market capitalization of the issuer, the liquidity of the Covered Security, the reason for the Access Person's requested transaction, the amount and timing of any trading by a Fund or Private Account in the same or a Related Security, and other relevant factors.

         The Investment Compliance Manager generally will not use the exemptive authority granted herein to authorize an Access Person to engage in a transaction in an equity security while a Fund or Private Account has a pending buy or sell order for the same security unless the Access Person's transaction involves no more than 500 shares or $10,000, whichever is less, and the issuer has a market capitalization (calculated by multiplying its outstanding shares by the current price per share of its stock) greater than $3 billion, as of the time of the transaction.

IV.      REPORTING REQUIREMENTS
         ----------------------

A.       Securities Accounts
         -------------------

         1. NOTIFICATION. Every Access Person shall provide written notice to the Investment Compliance Manager prior to opening any account with any broker-dealer or other entity through which Personal Securities Transactions in Covered Securities may be effected ("Securities Account") (Appendix C). This notification requirement applies not only to the Access Person's own Securities Accounts but also other Securities Accounts in which he or she has a beneficial ownership interest, including those of Immediate Family Members residing with the Access Person, trusts of which the Access Person is a beneficiary and partnerships of which the Access Person is a general partner. If an Access Person has opened a Securities Account prior to becoming an Access Person, he or she must provide written notice of the Securities Account in his or her Initial Holdings Report, as discussed below. An Access Person may also be required by NASD rules to give written notice to the broker or other party at which a Securities Account is maintained that he or she is employed by or associated with First Investors.

         2. DUPLICATE STATEMENTS AND CONFIRMATIONS. An Access Person must also arrange for duplicate statements and confirmations to be sent to the Investment Compliance Manager. This requirement does not apply to investments in mutual funds, since mutual funds are excluded from the definition of a Covered Security under the Code. The Investment Compliance Manager may require that an Access Person close a Securities Account if the broker-dealer or other entity which maintains the Securities Account refuses or is unable to provide duplicate confirmations and account statements on a timely basis.

B.       Initial Holdings Reports
         ------------------------

         Each Access Person must file an Initial Holdings Report no later than ten (10) calendar days after the commencement of employment as an Access Person or change in status from Non-Access to Access Person (Appendix D). The following information must be disclosed in the Initial Holdings Report:

         1. The title, number of shares or units and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership interest when the person became an Access Person (whether or not held in a Securities Account);

         2.   The name of any  broker,  dealer,  or bank  with  whom the  Access
              Person maintained a Securities Account in which any Covered Securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

         3.   The date that the report is submitted.

         If all Covered Securities are held in a Securities Account, the Initial Holdings Report requirement may be satisfied by supplying the Investment Compliance Manager with copies of the most recent account statement supplemented by a list of any transactions that are not shown on the account statement.

C.       Quarterly Reports

         Each Access Person is required to provide the Investment Compliance Manager with a report within ten (10) calendar days of the end of each calendar quarter listing all transactions during the quarter in Covered Securities in which he or she has a direct or indirect Beneficial Ownership interest (Appendix
E). The Quarterly Report shall include the following information.

         1. The date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares or units and the principal amount of each Covered Security involved;

         2. The nature of the transaction (i.e., Purchase, Sale or any other type of acquisition or disposition);

         3. The price at which the transaction was effected;

         4. The name of the broker, dealer, bank or other entity with or through whom the transaction was effected; and

         5. The date the report was submitted.

         If all Covered Securities are held in a Securities Account, the Quarterly Report requirement may be satisfied by supplying the Investment Compliance Manager with copies of the most recent account statement supplemented by a list of any transactions that are not shown on the account statement.

         If any Securities Account was established during the quarter, the report shall also contain the following information:

         1. The name of the broker, dealer, bank or other entity with or through whom the Access Person established the Securities Account;

         2. The date the Securities Account was established; and

         3. The date the report was submitted.

D.       Annual Reports
         --------------

         Each Access Person is required to file an annual report which must be current as of a date no more than thirty (30) calendar days before the report is submitted. The report shall include (Appendix F):

         1. A certification that the Access Person has read this Code of Ethics, agrees to abide by its requirements, and that he or she has complied with its requirements, including those pertaining to the disclosure of all Securities Accounts and all Personal Securities Transactions;

         2. The title, number of shares or units and principal amount of each Covered Security in which the Access Person had any direct or indirect beneficial ownership interest (whether or not such Covered Security is held in a Securities Account);

         3. The name of the broker, dealer, bank or other entity with whom the Access Person maintains a Securities Account in which any Covered Securities are held for the direct or indirect benefit of the Access Person; and

         4. The date the report was submitted.

         If all Covered Securities are held in a Securities Account, the reporting requirement to report Covered Securities and Securities Accounts may be satisfied by supplying the Investment Compliance Manager with copies of the most recent account statement supplemented by a list of any transactions that are not shown on the account statement.

E.       Exemptions from Reporting
         -------------------------

         1. An Access Person is not required to report transactions in mutual funds, since they are not Covered Securities.

         2. An Access Person is not required to report transactions in any Covered Securities which have been effected for any Securities Account over which such Access Person does not have any direct or indirect influence or control.

         3. An Access Person is not required to report transactions in or holdings of the stock of First Investors Consolidated Corporation ("FICC"), since such transactions are known by First Investors.

         4. An Access Person is exempt from making quarterly reports if such reports would duplicate information contained in confirmation statements and account statements that have been received by the Investment Compliance Manager. This exemption applies only if the Access Person

             (a) certifies he or she has notified the Investment Compliance Manager of all Securities Accounts, the Access Person has arranged for duplicate confirmations and account statements to be sent to the Investment Compliance Manager on a timely basis, and the Access Person does not own any Covered Securities other than those that are held in Securities Accounts (i.e., the Access Person does not own certificated Covered Securities held in a bank safety deposit, a trust account, or in some other manner outside of a Securities Account); and

             (b) undertakes to promptly notify the Investment Compliance Manager if he or she opens any new Securities Account or acquires any Covered Security that is not held in a previously disclosed Securities Account.

V.       RESPONSIBILITIES OF DISINTERESTED DIRECTORS
         -------------------------------------------

         Notwithstanding   anything   to  the   contrary   in  this  Code,   the
Disinterested Directors (i.e., independent directors) of the Funds are not subject to the following sections of this Code:

         o Section II. D. (Gifts);

         o Section II. E. (Service as a Director of a Public Company);

         o Section II. C. 2. (Personal Benefits);

         o Section III. B., C., and D., (Personal Securities Transactions), unless, when engaging in a Personal Securities Transaction in a Covered Security, the Disinterested Directors knew that a Fund was purchasing or selling the Covered Security at the same time;

         o Section III. E. (Prohibition on Short-Term Profits);

         o Section IV. A., B., and D. (Securities Accounts, Initial Reports, and Annual Reports); and

         o Section IV. C. (Quarterly Reports), unless the Disinterested Director knew or, in the ordinary course of fulfilling his or her official duties as a Fund Director, should have known that during the 15-day period immediately before or after the Director's transaction in a Covered Security, a Fund purchased or sold the Covered Security, or a Fund or its investment adviser considered purchasing or selling the Covered Security.

         A Disinterested Director may nevertheless choose to voluntarily preclear or report Personal Securities Transactions. The fact that a Disinterested Director files a voluntary request to preclear a Personal Securities Transaction or a report of such Transactions shall not be construed as an admission or any indication that he or she knows or should know that the Funds have considered or are considering Purchasing or Selling the Security or the Access Person has, or by reason of the transaction will acquire, a beneficial ownership interest in the Security.

VI.      RESPONSIBILITIES OF THE INVESTMENT COMPLIANCE MANAGER
         -----------------------------------------------------

         The Investment Compliance Manager shall:

         o Identify and maintain a list of all Access Persons;

         o Furnish a copy of this Code of Ethics to each such Access Person;

         o Notify each new Access Person of his or her obligations to comply with the provisions of this Code of Ethics and conduct an annual meeting to remind Access Persons of their obligations;

         o Review reports, confirmations, and statements relating to Covered Securities transactions for potential violations of this Code;

         o Maintain a list of Access Persons who are exempt from quarterly reporting and verify periodically that they remain exempt;

         o Report to the Board of Directors of the Funds any violations of this Code and any sanctions imposed on a Quarterly basis;

         o Report to the Board of Directors of the Funds on a periodic basis, but not less than annually, concerning the adequacy of existing procedures, any changes or recommended changes since the prior report, and the general level of compliance by Access Persons with this Code of Ethics; and

         o Maintain the records required by Rule 17j-1.

VII.     VIOLATIONS AND REMEDIES
         -----------------------

         The failure of any Access Person to comply with this Code of Ethics will be viewed as a very serious matter and may result in a disciplinary action. Upon discovering or being apprised of facts which indicate that a violation of this Code of Ethics has or may have occurred, the Investment Compliance Manager shall conduct a reasonable investigation or inquiry to determine whether such a violation did occur.

         In the event that any investigation or inquiry is commenced concerning any actual or potential violation of this Code of Ethics, every Access Person shall be required to:

         1. Provide full access to First Investors, its agents and attorneys to any and all records and documents which First Investors considers relevant to any transactions or other matters subject to this Code of Ethics;

         2. Cooperate with First Investors, its agents and attorneys in investigating any transactions or other matter subject to this Code of Ethics; and

         3. Provide First Investors, its agents and attorneys with an explanation (in writing if requested) of the facts and circumstances surrounding any transaction or other matter subject to this Code of Ethics.

         If a violation is determined to have occurred, the Investment Compliance Manager in consultation with the General Counsel, shall impose such sanctions as they deem appropriate under the circumstances which may include, among other things, censure, fine, a directive to disgorge profits gained or losses avoided, a suspension, or termination of employment.

ADOPTING ENTITIES

The following entities have adopted this Code of Ethics:

Administrative Data Management Corp.
Executive Investors Corporation
Executive Investors Management Company, Inc.
First Investors Asset Management Company, Inc.
First Investors Consolidated Corporation
First Investors Corporation
First Investors Management Company, Inc.
First Investors Funds

                                   Appendix A

                                   Definitions

         Unless the Investment Company Act or the rules thereunder otherwise require, whenever the following terms are used in this Code, they shall have the meanings set forth below.

A.       Access Person
         -------------

         1. With respect to any First Investors company which acts as an investment adviser to any Fund or Private Account, "Access Person" means any director, officer, general partner, or Advisory Person of such investment adviser or any affiliate of such investment adviser; and,

         2. With respect to any First Investors company which acts as a principal underwriter of a Fund, "Access Person" means any director, officer, or general partner of such principal underwriter who in the ordinary course of his or her business makes, participates in or obtains information regarding the Purchase or Sale of Covered Securities by the Fund or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the Fund regarding the Purchase or Sale of Covered Securities.

B.       Advisory Person
         ---------------

         "Advisory Person" means:

         1. any employee of First Investors or of any company which controls, is controlled by, or under common control with, First Investors who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the Purchase or Sale of Covered Securities by the Funds or Private Accounts, or whose functions relate to the making of any recommendations with respect to the Purchase or Sale of Covered Securities by the Funds or Private Accounts; and

         2. any natural person in a control relationship (with the term "control" being defined by Section 2(a)(9) of the Investment Company
         Act) with First Investors who obtains information concerning Purchases, Sales, or recommendations of Covered Securities to the Funds or Private Accounts.

C.       Beneficial Owner
         ----------------

         "Beneficial Owner" is interpreted in the same manner as it is under Rule 16a-1(a)(2) of the Securities Exchange Act of 1934 ("1934 Act") is determining whether a person is a beneficial owner of a security for purposes of
Section 16 of the 1934 Act and the rules and regulations thereunder.

D.       Covered Security
         ----------------

         "Covered Security" means a security as defined in Section 2(a)(36) of the Investment Company Act, except that it does not include securities issued by the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper, and shares of registered open-end investment companies, including the shares of the First Investors Funds.

E.       Disinterested Director
         ----------------------

         "Disinterested Director" means a director of any of the Funds and any person holding a similar position with a noncorporate Fund who is not an interested person of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act.

F.       First Investors
         ---------------

         "First Investors" means First Investors Consolidated Corporation, First Investors Corporation, First Investors Management Company, Inc., First Investors Asset Management Company, Inc., Executive Investors Management Company, Inc., Executive Investors Corporation, and Administrative Data Management Corp.

G.       Funds
         -----

         "Funds" means all registered investment companies which have First Investors as their investment adviser or principal underwriter (including Executive Investors Trust), unless such Funds are specifically excluded from this Code pursuant to an addendum hereto.

H.       Immediate Family Member
         -----------------------

         "Immediate Family Member" means a parent, grandparent, spouse, child, sibling mother- or father-in-law, daughter- or son-in-law and brother- or sister-in-law, including adoptive and step relationships.

I.       Initial Public Offering
         -----------------------

         "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933 ("Securities Act") by an issuer which was not subject to the reporting requirements of the federal securities laws prior to the offering.

J.       Investment Compliance Manager
         -----------------------------

         "Investment Compliance Manager" means the person designated from time to time as being responsible for receiving reports or other notices pursuant to this Code, and performing such other duties as are required by this Code.

K.       Investment Personnel
         --------------------

         "Investment Personnel" means those employees who, in connection with their regular functions or duties, make or participate in making recommendations regarding the purchase or sale of securities by a Fund or Private Account and any person who controls a Fund, a Private Account or its investment adviser and who obtains information concerning recommendations made regarding the purchase or sale of securities by the Fund or Private Account.

L.       Personal Securities Transaction
         -------------------------------

         The term "Personal Securities Transaction" means any Purchase, Sale, or other acquisition or disposition of a Covered Security which is beneficially owned by the Access Person. The basic test for whether an Access Person is a Beneficial Owner of a security is whether he or she, directly or indirectly, has the opportunity to profit or share in the profits from a transaction in a security. An Access Person is presumed to be the Beneficial Owner of securities held by Immediate Family Members who share the same household with the Access Person, since he or she may directly or indirectly benefit from transactions in such securities.

M.       Purchase, Sell or Sale
         ----------------------

         "Purchase, Sell or Sale" mean every transaction involving the acquisition, sale or disposition of a Covered Security or interest in a Covered Security, for value, as well as every option to Purchase or Sell a Covered Security, whether the option permits the holder to Purchase or Sell the Covered Security or it must be settled in cash.

N.       Limited Offering
         ----------------

         "Limited Offering" means any offering that is exempt from registration under the Securities Act of 1933 (the "Act") pursuant to Section 4(2) or Section 4(6) of the Act, or rule 504, rule 505, or rule 506 under the Act. The term Limited Offering includes a private placement.

O.       Related Security
         ----------------

         A "Related Security" means a Covered Security which (i) is issued by the same issuer as another Covered Security or by an issuer that is controlled by, controls or is under common control with such issuer or (ii) gives the holder any contractual right with respect to another Covered Security (e.g., options, warrants, rights or convertible securities).

P.       Securities Account
         ------------------

         "Securities Account" means any account with any broker-dealer or other entity through which transactions in Covered Securities may be effected.

                                                                      Appendix B

                         FIRST INVESTORS CODE OF ETHICS
                         ------------------------------

                              Preclearance Request
                              --------------------
                       (To be Completed by Access Person)

I,__________________________, request preclearance for the Covered Securities transaction or transactions set forth below. To my knowledge, no Fund or Private Account managed by First Investors has a pending buy or sell order, is actively considering placing such an order, or is involved in a buying or selling program for the Covered Securities listed below. Additionally, if I have been designated as a Portfolio Manager, I certify that the Funds or Private Accounts that I manage have not engaged in any transactions in the contemplated security or securities for (7) calendar days prior and the Funds or Private Accounts do not currently plan to engage in any transactions in these securities for the next
(7) calendar days. I recognize that I must wait until preclearance is granted before placing my order or orders. I also recognize that, if preclearance is granted, I have only 1 trading day in which to place my order or orders measured from the time this form is signed by the Investment Compliance Manager, unless a longer clearance period is granted by the Investment Compliance Manager.

Proposed    Buy, Sell           Quantity
Trade       or Exchange,        and/or
Date(s)     et al.              Amount            Security Type      Issuer Name

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Additional disclosure for potential conflicts of interest, Initial Public Offerings, Limited Offerings and other transactions that require special handling.

--------------------------------------------------------------------------------

--------------------------------------    --------------------------------------
Signature of Requester                                     Date

                                   DISPOSITION

               (To be Completed by Investment Compliance Manager)

                         Investment Personnel Consulted*

Equities                                                    Fixed Income

-----------------------------------             --------------------------------

-----------------------------------             --------------------------------



* Only those Investment Personnel consulted by the Investment Compliance Manager need to sign this Preclearance Request form.

COMMENTS:
         -----------------------------------------------------------------------

[ ] APPROVED  [ ] DECLINED      Clearance Period if Longer than 1 Trading Day___
Investment Compliance Manager
                                ________________________________________________
                                       Signature             Date


SEND TO:   INVESTMENT COMPLIANCE MANAGER
           FIMCO  95 Wall Street - 23rd Floor
           New York, NY  10005

                                                                      Appendix C

                         FIRST INVESTORS CODE OF ETHICS

                       Request to Open Securities Account

I,________________________ request authorization to open a personal securities account which will be owned or controlled by myself, an Immediate Family Member or in which I will have a direct or indirect beneficial interest.

ACCOUNT REGISTRATION:
                     -----------------------------------------------------------

                     -----------------------------------------------------------

RELATIONSHIP:
(if not yourself)    -----------------------------------------------------------

NAME & ADDRESS OF
BROKER-DEALER:       -----------------------------------------------------------


REPRESENTATIVE:

NOTE: Open-end mutual fund accounts need not be disclosed


--------------------------------             -----------------------------------
NAME                                         DEPARTMENT


--------------------------------             -----------------------------------
SIGNATURE                                    DATE


RETURN TO:   Investment Compliance Manager
             95 Wall Street - 23rd Floor
             New York, New York 10005

                                                                      Appendix D

                         FIRST INVESTORS CODE OF ETHICS

                             Initial Holdings Report

We require all Access Persons1 to disclose all Securities Accounts and Covered Securities2 in which they have any direct or indirect Beneficial Interest within
(10) calendar days of commencement of employment as an Access Person or change in status from Non-Access to Access Person. Please take a moment to list the name of each broker, dealer, or bank where you have a Securities Account, including the account number. In addition, please list the name, quantity owned, and principal amount of each Covered Security held in each account. This may be satisfied by attaching your most recent statement for each account and noting any changes on the statement. If you own Covered Securities that are not held in a Securities Account (e.g. certificated securities that are held in a bank safety deposit box), list such securities and state N/A in the account column.

Name:_____________________________         Department_____________________

Date designated as an Access Person:_______________


Broker/Dealer/Bank Acct #        Name of Security          Quantity Owned    Principal Amount
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------


-----------------------------                   --------------------------------
Access Person Signature                         Date Submitted

1 The term "Access Person" refers to any director or officer of First Investors Corporation, First Investors Management Company, Inc. ("FIMCO"), Executive Investors Management Company, Inc. ("EIMCO"), Executive Investors Corporation, First Investors Asset Management Company, Inc. ("FIAMCO"), Administrative Data Management Corp. and First Investors Life Insurance Company or any employee of these entities who, in connection with his or her regular duties, participates in or obtains information regarding the purchase or sale of securities by investment companies managed by FIMCO, EIMCO or FIAMCO.

2 "Covered Security" means a security as defined in Section 2(a)(36) of the Investment Company Act, except that it does not include securities issued by the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper, and shares of registered open-end investment companies, including the shares of the First Investors Funds.

                                                                      Appendix E

                         FIRST INVESTORS CODE OF ETHICS

                          Quarterly Transactions Report

                           for the ______ Quarter 20__
                               (ended ____, 20__)

I hereby certify that during the quarter ended _____, 20__, I have not engaged in any transactions in any securities1 in which I have or had a direct or indirect beneficial interest2 , other than (a) transactions which have been previously pre-cleared by the Investment Compliance Manager, (b) transactions which were not required to be pre-cleared but have been previously reported in confirmation and account statements that were supplied to the Investment Compliance Manager, and (c) transactions which were required to be pre-cleared but which were not and which I am reporting on the opposite side of this form.


------------------------------          ----------------------------------------
Print Name                              Date



------------------------------          ----------------------------------------
Signature                               Department



---------------

1 The term "securities" excludes shares of registered open-end investment companies (i.e. "mutual funds"), government securities, and commercial paper.

2 The term "direct or indirect beneficial interest" covers any security in which a person has or shares a direct or indirect pecuniary interest or which is held by members of the person's immediate family sharing the same household.


========================================================================================================================

      Date of          Title of         Number           Price        Principal         Action            Name of
    Transaction        Security       of Shares                                       (Purchase,     Broker or Dealer
                                                                                     Sale, etc.)
==================== ============= ================= ============== =============== =============== ====================

-------------------- ------------- ----------------- -------------- --------------- --------------- --------------------

-------------------- ------------- ----------------- -------------- --------------- --------------- --------------------

-------------------- ------------- ----------------- -------------- --------------- --------------- --------------------

-------------------- ------------- ----------------- -------------- --------------- --------------- --------------------

-------------------- ------------- ----------------- -------------- --------------- --------------- --------------------

-------------------- ------------- ----------------- -------------- --------------- --------------- --------------------

-------------------- ------------- ----------------- -------------- --------------- --------------- --------------------

-------------------- ------------- ----------------- -------------- --------------- --------------- --------------------

-------------------- ------------- ----------------- -------------- --------------- --------------- --------------------

-------------------- ------------- ----------------- -------------- --------------- --------------- --------------------

-------------------- ------------- ----------------- -------------- --------------- --------------- --------------------

-------------------- ------------- ----------------- -------------- --------------- --------------- --------------------

-------------------- ------------- ----------------- -------------- --------------- --------------- --------------------

-------------------- ------------- ----------------- -------------- --------------- --------------- --------------------

-------------------- ------------- ----------------- -------------- --------------- --------------- --------------------

-------------------- ------------- ----------------- -------------- --------------- --------------- --------------------

-------------------- ------------- ----------------- -------------- --------------- --------------- --------------------

-------------------- ------------- ----------------- -------------- --------------- --------------- --------------------

-------------------- ------------- ----------------- -------------- --------------- --------------- --------------------

========================================================================================================================

                                                                      APPENDIX F

                         FIRST INVESTORS CODE OF ETHICS
                         ------------------------------

                         Annual Report and Certification
                         -------------------------------

I hereby certify that I have received a copy of the First Investors Code of Ethics and understand that as an "Access Person" I am subject to its provisions. I also certify that I have complied with the Code of Ethics and have reported all of my Securities Accounts, all of my holdings of Covered Securities, whether or not they are held in Securities Accounts, and all Personal Securities Transactions. I have also arranged to furnish the Investment Compliance Manager with confirmations and statements with respect to all of my Securities Accounts on a timely basis. Copies of the most recent statements for my Securities Accounts (if any) are attached. If I own any Covered Securities that are not held in Securities Accounts, they are listed on the reverse side of this form.

DATED:________________

                                   Signature:___________________________________

                                   Name (please print):_________________________

                                   Department:__________________________________



              Optional Certification Regarding Quarterly Reporting
              ----------------------------------------------------

I certify that I am exempt from having to file quarterly reports of Personal Securities Transactions because such reports would merely duplicate information contained in confirmations and account statements that are supplied to the Investment Compliance Manager and I hereby undertake to notify the Investment Compliance Manager if I am no longer entitled to this exemption (e.g., if I acquire Covered Securities that are not held in a disclosed Securities Account).


DATED:________________                      Signature:__________________________



Please send to:   Investment Compliance Manager
                  FIMCO
                  95 Wall Street - 23rd Floor
                  New York, NY  10005

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant represents that this Post-Effective Amendment No. 25 meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 25 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 18th day of December, 2000. No other material event requiring prospectus disclosure has occurred since the latest of the three dates specified in Rule 485(b)(2).

                                           EXECUTIVE INVESTORS TRUST


                                           By:  /s/ Glenn O. Head
                                                -------------------------
                                                Glenn O. Head
                                                President and Trustee


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 25 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Glenn O. Head                    Principal Executive      December 18, 2000
--------------------------------     Officer and Trustee
Glenn O. Head

/s/ Joseph I. Benedek                Principal Financial      December 18, 2000
--------------------------------     and Accounting Officer
Joseph I. Benedek

    Kathryn S. Head*                 Trustee                  December 18, 2000
--------------------------------
Kathryn S. Head

/s/ Larry R. Lavoie                  Trustee                  December 18, 2000
--------------------------------
Larry R. Lavoie

    Herbert Rubinstein*              Trustee                  December 18, 2000
--------------------------------
Herbert Rubinstein

    Robert Grohol*                   Trustee                  December 18, 2000
--------------------------------
Robert Grohol

    James M. Srygley*                Trustee                  December 18, 2000
--------------------------------
James M. Srygley

    John T. Sullivan*                Trustee                  December 18, 2000
--------------------------------
John T. Sullivan

    Rex R. Reed*                     Trustee                  December 18, 2000
--------------------------------
Rex R. Reed

    Robert F. Wentworth*             Trustee                  December 18, 2000
--------------------------------
Robert F. Wentworth





*By: /s/ Larry R. Lavoie
    ---------------------------
         Larry R. Lavoie
         Attorney-in-fact

                            PART C. OTHER INFORMATION

Item 23.        Exhibits

        (a)     Amended and Restated Declaration of Trust(1)

        (b)     By-laws(1)

        (c) Shareholders' rights are contained in (a) Articles III, VIII, X, XI and XII of Registrant's Amended and Restated Declaration of Trust dated October 28, 1986, as amended September 22, 1994, previously filed as Exhibit 99.B1 to Registrant's Registration Statement and (b) Articles III and V of Registrant's By-laws, previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

        (d)(i) Investment Advisory Agreement between Registrant and Executive Investors Management Company, Inc.(1)

          (ii) Consent to Transfer of Investment Advisory Agreement - Filed herewith

        (e)     Underwriting   Agreement   between   Registrant   and  Executive
                Investors Corporation(1)

        (f)     Bonus, profit sharing or pension plans - None

        (g)(i)  Custodian Agreement between Registrant and Irving Trust
                Company(1)

          (ii) Supplement to Custodian Agreement between Registrant and The Bank of New York(1)

        (h)(i) Administration Agreement between Registrant, Executive Investors Corporation and Administrative Data Management Corp.(1)

          (ii)  Schedule A to Administration Agreement(2)

          (iii) Transfer Agency Agreement - Filed herewith

        (i)     Opinion and Consent of Counsel - To be filed

        (j)(i)  Consent of Independent Accountants - Filed herewith

          (ii)  Powers of Attorney(1),(4)

        (k)     Financial statements omitted from prospectus - None

        (l)     Initial capital agreements - None

        (m)(i)  Amended and Restated Class A Distribution Plan(1)

          (ii)  Amended and Restated Class A Distribution Plan - Filed herewith

         (iii)  Class B Distribution Plan - Filed herewith

        (n)     18f-3 Plan - To be filed

        (o)     Reserved

        (p)(i)  Codes of Ethics(3)

          (ii)  Amended Code of Ethics - Filed herewith

--------------
(1)   Incorporated  by  reference  from  Post-Effective   Amendment  No.  17  to
      Registrant's Registration Statement (File No. 33-10648) filed on April 24, 1996.

(2)   Incorporated  by  reference  from  Post-Effective   Amendment  No.  18  to
      Registrant's Registration Statement (File No. 33-10648) filed on May 15, 1997.

(3)   Incorporated  by  reference  from  Post-Effective   Amendment  No.  23  to
      Registrant's Registration Statement (File No. 33-10648) filed on April 28, 2000.

(4)   Incorporated  by  reference  from  Post-Effective   Amendment  No.  24  to
      Registrant's Registration Statement (File No. 33-10648) filed on December 18, 2000.


Item 24. Persons Controlled by or Under Common Control with Registrant
         -------------------------------------------------------------

         There are no persons controlled by or under common control with the Registrant.


Item 25. Indemnification

         Indemnification provisions are contained in:

         1.  Article XI, Sections 1 and 2 of Registrant's Declaration of Trust;

         2. Paragraph 7 of the Investment Advisory Agreement by and between Executive Investors Management Company, Inc. and Registrant; and

         3. Paragraph 7 of the Underwriting Agreement by and between Executive Investors Corporation and Registrant.

         The general effect of these indemnification provisions will be to indemnify the officers and Trustees of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a trustee or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the trustee's or officer's office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers or persons controlling the Registrant pursuant to the foregoing, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable. See Item 30 herein.

Item 26. Business and Other Connections of Investment Adviser
         ----------------------------------------------------

         Executive Investors Management Company, Inc. offers investment management services and is a registered investment adviser. Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors or Trustees and Officers."

Item 27. Principal Underwriters
         ----------------------

         (a) Executive Investors Corporation, Underwriter of the Registrant, is only underwriter for the Trust.

         (b)  The  following  persons  are the  officers  and  directors  of the
Underwriter:

                              Position and                    Position and
Name and Principal            Office with Executive           Office with
Business Address              Investors Corporation           Registrant
------------------            ---------------------           ------------

Glenn O. Head                 Chairman                        President
95 Wall Street                and Director                    and Trustee
New York, NY 10005

Marvin M. Hecker              President                       None
95 Wall Street
New York, NY  10005

John T. Sullivan              Director                        Chairman of the
95 Wall Street                                                Board of Trustees
New York, NY 10005

Joseph I. Benedek             Treasurer                       Treasurer
581 Main Street
Woodbridge, NJ 07095

Lawrence A. Fauci             Senior Vice President           None
95 Wall Street                and Director
New York, NY 10005

Kathryn S. Head               Vice President                  Trustee
581 Main Street               and Director
Woodbridge, NJ 07095

Louis Rinaldi                 Senior Vice                     None
581 Main Street               President
Woodbridge, NJ 07095

Frederick Miller              Senior Vice President           None
581 Main Street
Woodbridge, NJ 07095

Larry R. Lavoie               Secretary and                   Trustee
95 Wall Street                General Counsel
New York, NY  10005

Matthew Smith                 Vice President                  None
581 Main Street
Woodbridge, NJ 07095

Jeremiah J. Lyons             Director                        None
56 Weston Avenue
Chatham, NJ  07928

Anne Condon                   Vice President                  None
581 Main Street
Woodbridge, NJ 07095

Jane W. Kruzan                Director                        None
232 Adair Street
Decatur, GA 30030

Elizabeth Reilly              Vice President                  None
581 Main Street
Woodbridge, NJ 07095

Robert Flanagan               Vice President-                 None
95 Wall Street                Sales Administration
New York, NY 10005

William M. Lipkus             Chief Financial Officer         None
581 Main Street
Woodbridge, NJ 07095

        (c)     Not applicable

Item 28. Location of Accounts and Records
         --------------------------------

         Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.

Item 29. Management Services

         Not Applicable.

Item 30. Undertakings
         ------------

         The Registrant undertakes to carry out all indemnification provisions of its Declaration of Trust, Advisory Agreement and Underwriting Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.